Exhibit 10.55

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of October 31, 2012 (the “Effective Date”) by and between KBS Legacy Partners Wesley LLC and KBS Legacy Partners Wesley Land LLC (collectively, “Buyer”) and Wesley Village Development, LP, a Delaware limited partnership (“Seller”).

KBS-Legacy Apartment Community REIT Venture, LLC (“REIT Venture”), and Seller entered into a Purchase and Sale Agreement dated as of October 12, 2012 (the “Contract”) for the purchase and sale of certain real property located in Charlotte, North Carolina as more particularly described in the Contract. All rights, title, interest and obligations of REIT Venture in, to and under the Contract have been previously assigned to Buyer.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller amend the Contract as follows:

1.        Defined Terms.  Any defined term used in this Amendment that is not specifically defined herein shall have the meaning given to such term in the Contract.

2.        Closing Deadline.  The definition of “Closing Deadline” as set forth in Article 1 of the Contract is hereby deleted and replaced with the following:

“Closing Deadline”  shall mean November 6, 2012, as the same may be extended pursuant to the express terms of this Agreement.

3.        Form of Deed.  Buyer and Seller agree that notwithstanding the terms of the Purchase Agreement to the contrary, the Apartments Deed to be delivered by Seller at Closing shall be in the form of Exhibit A attached to this Amendment and the Outparcel Deed shall be in the form of Exhibit D to the Purchase Agreement without Exhibit C attached.

4.        No Further Changes.  Except as amended hereby, the Contract shall remain in full force and effect. To the extent any of the terms of the Contract conflict with this Amendment, this Amendment shall control. This Amendment may be executed in one or more counterparts. Signed counterparts transmitted by facsimile or email shall constitute originals.

[Remainder of Page is Intentionally Blank]

[Signature Page Follows]

1

The parties have executed this Amendment as of the Effective Date.

SELLER:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership
By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company, as the sole general partner thereof
	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a German limited partnership, as a member thereof
		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a German limited partnership, as the sole general partner thereof
			By:	TMW USPF-Verwaltungs-GmbH, a German corporation, as the sole general partner thereof

				By:	/s/ James L. Street
Name: James L. Street
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

				By:	/s/ David G. Rich
Name: David G. Rich
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

BUYER:

KBS LEGACY PARTNERS WESLEY LLC, a Delaware limited liability company
By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member
	By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member
		By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

			By:	/s/ Guy K. Hays
				Name:	Guy K. Hays
				Title:	Executive Vice President

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company
By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member
	By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member
		By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

			By:	/s/ Guy K. Hays
				Name:	Guy K. Hays
				Title:	Executive Vice President

2

Exhibit A

See Attached

3

Tax Lot Nos. 07104114 & 07104116	Parcel Identifier No.

Verified by	County on the day of , 2012

By:

Mail after recording to: Anne Keeler Wright, Esq., Schultz & Wright, LLP, 545 Middlefield Road, #160, Menlo

                                       Park, California 94025

This instrument was prepared by:    Annie George, Alston & Bird LLP

Excise Tax: $                    .

Brief description for the Index

DEED

THIS DEED made as of November 2, 2012, by and between

GRANTOR WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership c/o Prudential Real Estate Investors 3348 Peachtree Road, Suite 1100 Atlanta, Georgia 30326	GRANTEE KBS LEGACY PARTNERS WESLEY LLC, a Delaware limited liability company 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660
Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g. corporation or partnership

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

Deed

Wesley Village Apartments, Charlotte, NC

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in Mecklenburg County, North Carolina and more particularly described as follows:

See Exhibit “A” attached hereto

And incorporated herein by reference.

The property hereinabove described was acquired by Grantor by Instrument recorded in Deed Book 24097, Page 764.

A map showing the above described property is recorded in Map Book 53, Page 499.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantor in fee simple.

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the property hereinabove described is subject to the following exceptions:

See Exhibit “B” attached hereto

And incorporated herein by reference.

By acceptance of this Deed, Grantee specifically consents to the terms of Exhibit “C” attached hereto and incorporated herein by reference, which covenants and conditions shall run with the title to the property conveyed hereby.

This Deed is made without any covenant, warranty or representation by, or recourse against, Grantor except to the extent expressly provided herein. By acceptance of this Deed, Grantee specifically acknowledges that Grantee is not relying on (and Grantor, does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Grantor regarding or relating to (a) the operation of the Real Property or uses or merchantability or fitness of any portion of the Real Property for a particular purpose; or (b) the physical condition of the Real Property or the condition or safety of the Real Property or suitability of the Real Property for a particular purpose. Grantor hereby disclaims and, by its acceptance of this Deed Grantee hereby waives and releases, any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to the Real Property, including any warranty regarding the condition or status of Grantor’s or Grantee’s title to the Real Property. By acceptance of this Deed, Grantee acknowledges and agrees that the provisions of this paragraph were a material factor in Grantor’s agreement to convey the Real Property to Grantee and Grantor would not have conveyed the Real Property to Grantee unless Grantor is expressly released and Grantee waives the rights as set forth in this paragraph.

The property hereinabove described does not include the primary residence of the Grantor.

Deed

Wesley Village Apartments, Charlotte, NC

If any term or provision of this Deed or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Deed or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Deed shall be valid and enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed and sealed in its limited partnership name by its duly authorized Attorneys in Fact, the day and year first above written.

GRANTOR:

WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership

By:	WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company, as the sole general partner thereof

	By:	U.S. PROPERTY FUND IV GMBH & CO. KG, a German limited partnership, as a member thereof

		By:	USPF IV-Verwaltungs-GmbH & Co. KG, a German limited partnership, as the sole general partner thereof

			By:	TMW USPF-Verwaltungs-GmbH, a German corporation, as the sole general partner thereof

By:
Name: James L. Street
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

By:
Name: David G. Rich
Title: Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008

Deed

Wesley Village Apartments, Charlotte, NC

STATE OF GEORGIA	)
)
COUNTY OF FULTON	)

I,                                              , a Notary Public of the County and State aforesaid, certify that James L. Street and                              personally came before me this day and acknowledge that each is an Attorney in Fact pursuant to that certain Power of Attorney dated July 2, 2008 of TMW USPF-Verwaltungs-GmbH, a German corporation, which the sole general partner of WESLEY VILLAGE DEVELOPMENT GP, LLC, a Delaware limited liability company, which is the sole general partner of WESLEY VILLAGE DEVELOPMENT, LP, a Delaware limited partnership, and that s/he, as Vice President, being authorized to do so, executed the foregoing on behalf of the corporation.

Witness my hand and official stamp or seal this          day of                     , 2012.

Notary Public

My commission expires:                                                           Notary Public

The foregoing certificate(s) of

Is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

REGISTER OF DEEDS FOR COUNTY
By	Deputy/Assistant-Register of Deeds

Deed

Wesley Village Apartments, Charlotte, NC

EXHIBIT A

LEGAL DESCRIPTION

LYING AN BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 2 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

Deed

Wesley Village Apartments, Charlotte, NC

EXHIBIT B

PERMITTED TITLE EXCEPTIONS

1.	Real Estate Ad Valorem Taxes for the year 2012 and subsequent years, not yet due and payable.

2.	All covenants, conditions, restrictions and other matters of record recorded or filed in the applicable records of Mecklenburg County, North Carolina with respect to the real property conveyed hereby.

3.	Rights of tenants (and subtenants) and/or leases (and sublessees) in possession under any record or unrecorded leases or rental agreements.

Deed

Wesley Village Apartments, Charlotte, NC

EXHIBIT C

RESTRICTION AGAINST CONDOMINIUM

The real property set forth on Exhibit A (the “Property”) shall hereafter be held, transferred, sold, leased and encumbered, conveyed, and occupied, subject to the covenants, conditions, and restrictions set forth in numbered paragraphs 1 through 7 immediately following (collectively, the “Restrictive Covenants”), each of which is for, and shall inure to the benefit of the Benefited Persons:

1.        From and after the date hereof through and including May 24, 2020 (the “Term”): (a) no Condominium shall be created covering the Property, (b) no Condominium Conversion shall be affected or implemented, nor shall a Condominium Project be created, with regard to the units within the Property, and (c) no Condominium Plat shall be filed affecting the Property.

2.        In the event of the violation or breach of any of the Restrictive Covenants, each Benefited Person shall have the right to prosecute a proceeding at law or in equity against the party or parties who have violated or are attempting to violate any of the Restrictive Covenants, to enjoin or prevent them from doing so, to cause such violation to be remedied, including without limitation, court costs and attorney fees in enforcing the Restrictive Covenants. Without limiting the foregoing, any party or parties who breaches the Restrictive Covenants set forth in Section 1 herein above and any successor or assign of such party or parties (other than mortgagee with a security interest in the Property, and with respect to a mortgagee with a security interest in the Property and its successors and assigns, subject to the terms set forth below in this paragraph 2) shall, and does hereby, to the fullest extent permitted by lay, indemnify, defend and hold each Benefited Person harmless from and against any and all liabilities, damages, losses, claims, causes of action, suits demands, charges, complaints, costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), which any of the Benefited Persons may suffer, incur or be obligated to perform arising out of such party or parties breach or failure to strictly comply with the Restrictive Covenants, including, without limitation, all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses arising or accruing as a result of any claims by subsequent owners of any portion of the Property (including owners of condominium units or owners of a cooperative, as the case may be) relating to (a) the developments, design and construction of the Property and any defects, breaches of contract, errors, omissions, or negligence in connection therewith, or (b) any omissions, misrepresentations or misstatements in any conversion, condominium or cooperative documents, or (c) any other liabilities that Grantor could be responsible for under applicable local law as a result of a Condominium Conversion. All remedies provided herein or at law or in equity shall be cumulative and not exclusive of any other remedy at law or in equity. Under no circumstances shall the violation of the terms of the Restrictive Covenants result in a forfeiture or reversion of title.

With respect to a mortgagee with a security interest in the Property and its successors and assigns, notwithstanding the foregoing to the contrary, in the event of a sale, transfer, or other disposition of the Property by a mortgagee, including but not limited to a conveyance pursuant to the deed-in-lieu of foreclosure or the sale of the Property at a foreclosure, the transferee (including the mortgagee or an affiliate of a mortgagee as a purchaser at a foreclosure sale) shall not have indemnity obligations resulting from a prior owner’s breach of the Restrictive Covenants set forth in Section 1: such transferees shall not have the obligation to indemnity, defend and hold harmless the Benefited Persons with respect to any breach by a prior owner of the Property of the Restrictive Covenants set forth in Section 1 occurring prior to such transferee’s acquisition of the Property.

Deed

Wesley Village Apartments, Charlotte, NC

3.        The Restrictive Covenants are appurtenant to and run with the Property, and shall be binding and enforceable against all parties having any right, title or interest in the Property, and their respective heirs, successors and assigns, and shall inure to the benefit of each Benefited Person.

4.        Failure on the part of any Benefited Person to complain of any act or failure to act to enforce the Restrictive Covenants irrespective of how long such failure continues shall not constitute a waiver by any of the Benefited Persons of the right to strictly enforce any violation of the Restrictive Covenants. Notwithstanding any provision hereof to the contrary, Grantor, in its sole discretion, may elect to waive, modify, amend, or terminate any or all of the Restrictive Covenants; provided, however, that, no such waiver, modification, amendment or termination shall be effective unless the same is set forth in a writing executed by Grantor and such writing is filed with the County Recorder for the county in which the Property is located. Grantor does here waive the enforcement of the Restrictive Covenants as against any mortgagee with a security interest in the Property except and to the extent of the right of each Benefited Person to prosecute a proceeding at law or in equity against such mortgagee for violating or attempting to violate any of the Restrictive Covenants while such mortgagee or its affiliate has ownership of the Property (following a foreclosure event or deed-in-lieu thereof), and to enjoin or prevent them from doing so; and such waiver of enforcement against any mortgagee shall not alter or impair the right to enforce the Restrictive Covenants as against any owner/mortgagor.

5.        If any term covenant, condition or provision of the Restrictive Covenants, or the application thereof to any person, entity or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of the Restrictive Covenants or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

6.        Notwithstanding anything to contrary contained herein, no expiration of the Restrictive Covenants and no earlier termination of the Restrictive Covenants shall be deemed to waive or release any party from any prior breach of the Restrictive Covenants.

7.        As used in this Deed, the following terms shall have the following meanings:

  (a)        “Benefited Person” means all the following; (i) Grantor, (ii) any constituent entity or affiliate of Grantor and any partner, member, shareholder, officer, or director of any such constituent entity or affiliate of Grantor, and (iii) any other person or entity who has been designated as a “ Benefited Person”, in a writing executed and delivered after the date hereof by either Grantor (or any successor or assign of Grantor) and filed for record with the County Recorder for the county in which the Property is located.

  (b)        “Condominium” means a condominium as defined under the “North Carolina Condominium Act”, Section 47C of the North Carolina General Statues (the “Condominium Act”), or any similar statue or law which defines a condominium.

  (c)        “Condominium Conversions” means the filing or recording with the applicable county clerk or county recorder, or other applicable state, municipal or local governmental entity or agency, of any document providing for the conversion of the Property to a Condominium Project.

Deed

Wesley Village Apartments, Charlotte, NC

  (d)        “Condominium Plan” means a condominium plan or declaration filed in connection with the Condominium Act, or any similar statue or law which defines a condominium plan.

  (e)        “Condominium Plat” means any condominium plat filed in connection with the Condominium Act, or any similar statue or law which defines a condominium plat.

  (f)        “Condominium Project” means any project all or a portion of which has located thereon a Condominium or Condominium Conversion.

8.        The Restrictive Covenants shall automatically terminate and expire and be of no further force or effect at the end of the Term. However, the Restrictive Covenants will cease to apply to any building on the Property if the building is completely destroyed by casualty or demolished. No documentation or further instrument will be required to evidence the termination of the Restrictive Covenants and all current and future owners, lenders, title insurers and others having an interest in the Property may rely simply on the expiration of the Term as conclusive evidence of termination of the Restrictive Covenants.

Deed

Wesley Village Apartments, Charlotte, NC